                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacities indicated below, hereby constitutes and appoints DON J. MCGRATH, of San Francisco, California, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacities indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ WALTER A. DODS, JR.
                                        ----------------------------------------
                                        Walter A. Dods, Jr.
                                        Chairman and Chief Executive Officer,
                                        Director
                                        BancWest Corporation
                                        (principal executive officer)

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.


                                        /s/ HOWARD H. KARR
                                        ----------------------------------------
                                        Howard H. Karr
                                        Executive Vice President & Chief
                                        Financial Officer
                                        BancWest Corporation
                                        (principal financial and accounting
                                        officer)

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ JACQUES ARDANT
                                        ----------------------------------------
                                        Jacques Ardant           Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ JOHN W.A. BUYERS
                                        ----------------------------------------
                                        John W.A. Buyers        Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), her true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 21st day of January, 1999.



                                        /s/ JULIA ANN FROHLICH
                                        ----------------------------------------
                                        Julia Ann Frohlich        Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ ROBERT A. FUHRMAN
                                        ----------------------------------------
                                        Robert A. Fuhrman      Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ PAUL MULLIN GANLEY
                                        ----------------------------------------
                                        Paul Mullin Ganley      Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ DAVID M. HAIG
                                        ----------------------------------------
                                        David M. Haig              Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ JOHN A. HOAG
                                        ----------------------------------------
                                        John A. Hoag              Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ BERT T. KOBAYASHI, JR.
                                        ----------------------------------------
                                        Bert T. Kobayashi, Jr.   Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ MICHEL LARROUILH
                                        ----------------------------------------
                                        Michel Larrouilh           Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ VIVIEN LEVY-GARBOUA
                                        ----------------------------------------
                                        Vivien Levy-Garboua    Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ YVES MARTRENCHAR
                                        ----------------------------------------
                                        Yves Martrenchar        Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ FUJIO MATSUDA
                                        ----------------------------------------
                                        Fujio Matsuda              Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ DON J. MCGRATH
                                        ----------------------------------------
                                        Don J. McGrath           Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ RODNEY R. PECK
                                        ----------------------------------------
                                        Rodney R. Peck          Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ JOEL SIBRAC
                                        ----------------------------------------
                                        Joel Sibrac                  Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ JOHN K. TSUI
                                        ----------------------------------------
                                        John K. Tsui                Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ JACQUES HENRI WAHL
                                        ----------------------------------------
                                        Jacques Henri Wahl    Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ FRED C. WEYAND
                                        ----------------------------------------
                                        Fred C. Weyand          Director

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., and HOWARD
H. KARR, of Honolulu, Hawaii, and DON J. MCGRATH, of San Francisco, California, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable BANCWEST CORPORATION (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 2,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase pursuant to the BancWest Corporation 1998 Stock Incentive Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 21st day of January, 1999.



                                        /s/ ROBERT C. WO
                                        ----------------------------------------
                                        Robert C. Wo               Director